EXHIBIT 99.1
                                  ------------

                  Computational Materials and/or ABS Term Sheet

ZCWALT0520CB_tieout - Price/Yield - 3A1




Balance        $71,000,000.00    Delay            0           Index            LIBOR_1MO    WAC(3)    6.0386  WAM(3)       343
Coupon         3.39              Dated            5/25/2005   Mult / Margin    1.0 / .30    NET(3)    5.7732  WALA(3)        0
Settle         5/26/2005         First Payment    6/25/2005   Cap / Floor      5.5 / .30


Price                                       1                2                3                4                5
                                        Yield            Yield            Yield            Yield            Yield
                 99-24                    3.4              3.5              3.6              3.8              3.9
                 99-25                    3.4              3.5              3.6              3.7              3.8
                 99-26                    3.4              3.5              3.6              3.7              3.8
                 99-27                    3.4              3.5              3.5              3.6              3.7
                 99-28                    3.4              3.5              3.5              3.6              3.6
                 99-29                    3.4              3.5              3.5              3.5              3.6
                 99-30                    3.4              3.4              3.5              3.5              3.5
                 99-31                    3.4              3.4              3.4              3.5              3.5
                100-00                    3.4              3.4              3.4              3.4              3.4
                100-01                    3.4              3.4              3.4              3.4              3.4
                100-02                    3.4              3.4              3.4              3.3              3.3
                100-03                    3.4              3.4              3.3              3.3              3.2
                100-04                    3.4              3.4              3.3              3.2              3.2
                100-05                    3.4              3.3              3.3              3.2              3.1
                100-06                    3.4              3.3              3.3              3.1              3.1
                100-07                    3.4              3.3              3.2              3.1              3.0
                100-08                    3.4              3.3              3.2              3.1              3.0

                   WAL                   18.9              2.5              1.3              0.7              0.6
              Mod Durn                 13.552            2.335            1.228            0.708            0.547
         Mod Convexity                  2.389            0.086            0.025            0.010            0.006
      Principal Window          Jun05 - Dec28    Jun05 - Dec10    Jun05 - Nov07    Jun05 - Sep06    Jun05 - May06

             LIBOR_1MO                  3.090            3.090            3.090            3.090            3.090
                Prepay                  0 PPC           50 PPC           85 PPC          150 PPC          200 PPC
   Optional Redemption                Call (N)         Call (N)         Call (N)         Call (N)         Call (N)

           Yield Curve Mat    3MO    6MO    2YR    3YR    5YR   10YR   30YR
                       Yld 2.8991 3.1499 3.6156 3.7050 3.8088 4.0538 4.3796

ZCWALT0520CB_tieout - Price/Yield - 3A2


Balance     $75,000,000.00    Delay            0           Index            LIBOR_1MO | 3.09  WAC(3)     6.0386  WAM(3)    343
Coupon      3.84              Dated            5/25/2005   Mult / Margin    1.0 / .75         NET(3)     5.7732  WALA(3)     0
Settle      5/26/2005         First Payment    6/25/2005   Cap / Floor      5.5 / .75



Price                                     1                2                3                4                5
                                      Yield            Yield            Yield            Yield            Yield
                 99-24                  3.9              3.9              3.9              4.0              4.1
                 99-25                  3.9              3.9              3.9              4.0              4.0
                 99-26                  3.9              3.9              3.9              4.0              4.0
                 99-27                  3.9              3.9              3.9              4.0              4.0
                 99-28                  3.9              3.9              3.9              3.9              4.0
                 99-29                  3.9              3.9              3.9              3.9              3.9
                 99-30                  3.9              3.9              3.9              3.9              3.9
                 99-31                  3.9              3.9              3.9              3.9              3.9
                100-00                  3.9              3.9              3.9              3.9              3.9
                100-01                  3.9              3.9              3.9              3.9              3.8
                100-02                  3.9              3.9              3.9              3.8              3.8
                100-03                  3.9              3.9              3.8              3.8              3.8
                100-04                  3.9              3.9              3.8              3.8              3.8
                100-05                  3.9              3.9              3.8              3.8              3.7
                100-06                  3.9              3.8              3.8              3.8              3.7
                100-07                  3.9              3.8              3.8              3.7              3.7
                100-08                  3.9              3.8              3.8              3.7              3.7

                   WAL                 25.9             10.4              3.9              1.8              1.3
              Mod Durn               16.124            8.311            3.522            1.734            1.277
         Mod Convexity                3.512            0.879            0.155            0.040            0.023
      Principal Window        Dec28 - Jun33    Dec10 - Mar22    Nov07 - Dec11    Sep06 - Oct07    May06 - Feb07

             LIBOR_1MO                3.090            3.090            3.090            3.090            3.090
                Prepay                0 PPC           50 PPC           85 PPC          150 PPC          200 PPC
   Optional Redemption              Call (N)         Call (N)         Call (N)         Call (N)         Call (N)

           Yield Curve Mat    3MO    6MO    2YR    3YR    5YR   10YR   30YR
                       Yld 2.8991 3.1499 3.6156 3.7050 3.8088 4.0538 4.3796

ZCWALT0520CB_tieout - Price/Yield - 3A3


Balance                $100,000,000.00     Delay            24                WAC(3)          6.0386            WAM(3)      343
Coupon                 5.5                 Dated            5/1/2005          NET(3)          5.7732            WALA(3)       0
Settle                 5/26/2005           First Payment    6/25/2005


Price                                    1                2                3                4                5
                                     Yield            Yield            Yield            Yield            Yield
               102-01+                 5.2              4.8              4.8              4.7              4.5
               102-02+                 5.2              4.8              4.8              4.7              4.5
               102-03+                 5.2              4.8              4.8              4.7              4.5
               102-04+                 5.2              4.8              4.8              4.7              4.5
               102-05+                 5.2              4.7              4.7              4.7              4.5
               102-06+                 5.2              4.7              4.7              4.7              4.5
               102-07+                 5.2              4.7              4.7              4.7              4.4
               102-08+                 5.2              4.7              4.7              4.6              4.4
               102-09+                 5.2              4.7              4.7              4.6              4.4
               102-10+                 5.2              4.7              4.7              4.6              4.4
               102-11+                 5.2              4.7              4.7              4.6              4.4
               102-12+                 5.2              4.7              4.7              4.6              4.4
               102-13+                 5.2              4.7              4.7              4.6              4.4
               102-14+                 5.2              4.7              4.7              4.6              4.3
               102-15+                 5.1              4.7              4.7              4.6              4.3
               102-16+                 5.1              4.6              4.6              4.6              4.3
               102-17+                 5.1              4.6              4.6              4.6              4.3

                   WAL                 9.2              3.6              3.6              3.2              2.5
              Mod Durn               6.782            3.104            3.104            2.851            2.302
         Mod Convexity               0.687            0.150            0.150            0.122            0.076
      Principal Window       Jun05 - Feb21    Jun05 - Jun12    Jun05 - Jun12    Jun05 - Mar11    Jun05 - Jun09

             LIBOR_1MO               3.090            3.090            3.090            3.090            3.090
                Prepay               0 PPC           50 PPC           85 PPC          150 PPC          200 PPC
   Optional Redemption             Call (N)         Call (N)         Call (N)         Call (N)         Call (N)

           Yield Curve Mat    3MO    6MO    2YR    3YR    5YR   10YR   30YR
                       Yld 2.8991 3.1499 3.6156 3.7050 3.8088 4.0538 4.3796

ZCWALT0520CB_tieout - Price/Yield - 1A1


Balance                $250,856,000.00     Delay            24                 WAC(1)          6.0386            WAM(1)       343
Coupon                 5.5                 Dated            5/1/2005           NET(1)          5.7732            WALA(1)        0
Settle                 5/26/2005           First Payment    6/25/2005



Price                                    1                2                 3                4                5
                                     Yield            Yield             Yield            Yield            Yield
                100-11                 5.5              5.4               5.2              5.1              5.0
                100-12                 5.5              5.4               5.2              5.1              4.9
                100-13                 5.5              5.4               5.2              5.1              4.9
                100-14                 5.5              5.4               5.2              5.0              4.9
                100-15                 5.5              5.4               5.2              5.0              4.9
                100-16                 5.5              5.4               5.2              5.0              4.8
                100-17                 5.5              5.4               5.1              5.0              4.8
                100-18                 5.5              5.4               5.1              5.0              4.8
                100-19                 5.5              5.3               5.1              4.9              4.8
                100-20                 5.5              5.3               5.1              4.9              4.7
                100-21                 5.5              5.3               5.1              4.9              4.7
                100-22                 5.5              5.3               5.1              4.9              4.7
                100-23                 5.5              5.3               5.1              4.9              4.7
                100-24                 5.5              5.3               5.0              4.8              4.6
                100-25                 5.5              5.3               5.0              4.8              4.6
                100-26                 5.5              5.3               5.0              4.8              4.6
                100-27                 5.5              5.3               5.0              4.8              4.6

                   WAL                18.9              5.7               2.3              1.6              1.3
              Mod Durn              10.769            4.363             2.112            1.521            1.202
         Mod Convexity               1.859            0.383             0.072            0.038            0.025
      Principal Window       Jun05 - Mar34    Jun05 - Dec24     Jun05 - Aug10    Jun05 - Oct08    Jun05 - Dec07

             LIBOR_1MO               3.090            3.090             3.090            3.090            3.090
                Prepay               0 PPC           50 PPC           100 PPC          150 PPC          200 PPC
   Optional Redemption             Call (N)         Call (N)          Call (N)         Call (N)         Call (N)


           Yield Curve Mat    3MO    6MO    2YR    3YR    5YR   10YR   30YR
                       Yld 2.8991 3.1499 3.6156 3.7050 3.8088 4.0538 4.3796

ZCWALT0520CB_tieout - Price/Yield - 2A1


Balance    $123,325,000.00    Delay            0             Index          LIBOR_1MO | 3.09  WAC(2)   6.0386  WAM(2)     343
Coupon     3.59               Dated            5/25/2005     Mult / Margin  1.0 / .5          NET(2)   5.7732  WALA(2)      0
Settle     5/26/2005          First Payment    6/25/2005     Cap / Floor    5.5 / .5


Price                                   1                2                 3                4                5
                                    Yield            Yield             Yield            Yield            Yield
                 99-23                3.6              3.7               3.7              3.8              3.9
                 99-24                3.6              3.7               3.7              3.8              3.9
                 99-25                3.6              3.7               3.7              3.8              3.8
                 99-26                3.6              3.6               3.7              3.8              3.8
                 99-27                3.6              3.6               3.7              3.7              3.8
                 99-28                3.6              3.6               3.7              3.7              3.7
                 99-29                3.6              3.6               3.7              3.7              3.7
                 99-30                3.6              3.6               3.6              3.7              3.7
                 99-31                3.6              3.6               3.6              3.6              3.6
                100-00                3.6              3.6               3.6              3.6              3.6
                100-01                3.6              3.6               3.6              3.6              3.6
                100-02                3.6              3.6               3.6              3.6              3.6
                100-03                3.6              3.6               3.6              3.6              3.5
                100-04                3.6              3.6               3.6              3.5              3.5
                100-05                3.6              3.6               3.5              3.5              3.5
                100-06                3.6              3.6               3.5              3.5              3.4
                100-07                3.6              3.6               3.5              3.5              3.4

                   WAL               22.9              7.5               2.4              1.5              1.1
              Mod Durn             15.192            6.053             2.235            1.405            1.061
         Mod Convexity              3.084            0.645             0.081            0.032            0.019
      Principal Window      Jun05 - May34    Jun05 - Nov26     Jun05 - Feb12    Jun05 - May08    Jun05 - Jun07

             LIBOR_1MO              3.090            3.090             3.090            3.090            3.090
                Prepay              0 PPC           50 PPC           100 PPC          150 PPC          200 PPC
   Optional Redemption            Call (N)         Call (N)          Call (N)         Call (N)         Call (N)

           Yield Curve Mat    3MO    6MO    2YR    3YR    5YR   10YR   30YR
                       Yld 2.8991 3.1499 3.6156 3.7050 3.8088 4.0538 4.3796

ZCWALT0520CB_tieout - Price/Yield - 2A3


Balance                $68,175,000.00     Delay            24                WAC(2)          6.0386            WAM(2)          343
Coupon                 5.5                Dated            5/1/2005          NET(2)          5.7732            WALA(2)           0
Settle                 5/26/2005          First Payment    6/25/2005


Price                                   1                2                3                4                5
                                    Yield            Yield            Yield            Yield            Yield
                102-08                5.2              4.7              4.7              4.7              4.5
                102-09                5.2              4.7              4.7              4.7              4.5
                102-10                5.2              4.7              4.7              4.7              4.5
                102-11                5.2              4.7              4.7              4.7              4.5
                102-12                5.2              4.7              4.7              4.7              4.5
                102-13                5.2              4.7              4.7              4.7              4.5
                102-14                5.2              4.7              4.7              4.7              4.5
                102-15                5.1              4.6              4.6              4.6              4.5
                102-16                5.1              4.6              4.6              4.6              4.4
                102-17                5.1              4.6              4.6              4.6              4.4
                102-18                5.1              4.6              4.6              4.6              4.4
                102-19                5.1              4.6              4.6              4.6              4.4
                102-20                5.1              4.6              4.6              4.6              4.4
                102-21                5.1              4.6              4.6              4.6              4.4
                102-22                5.1              4.6              4.6              4.6              4.4
                102-23                5.1              4.6              4.6              4.6              4.4
                102-24                5.1              4.6              4.6              4.6              4.3

                   WAL                9.2              3.5              3.5              3.5              2.8
              Mod Durn              6.792            3.083            3.083            3.061            2.539
         Mod Convexity              0.689            0.148            0.148            0.145            0.094
      Principal Window      Jun05 - Feb21    Jun05 - May12    Jun05 - May12    Jun05 - Jun12    Jun05 - Jan10

             LIBOR_1MO              3.090            3.090            3.090            3.090            3.090
                Prepay              0 PPC           50 PPC          100 PPC          150 PPC          200 PPC
   Optional Redemption            Call (N)         Call (N)         Call (N)         Call (N)         Call (N)

           Yield Curve Mat    3MO    6MO    2YR    3YR    5YR   10YR   30YR
                       Yld 2.8991 3.1499 3.6156 3.7050 3.8088 4.0538 4.3796

   The following is a Preliminary Term Sheet. All terms and statements are subject to change.

-------------------------------------------------------------------------------
                             PRELIMINARY TERM SHEET
-------------------------------------------------------------------------------
                             Countrywide Home Loans
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                                 $[620,000,000]
                                 (Approximates)
-------------------------------------------------------------------------------
                        Alternative Loan Trust 2005-20CB
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                   CWALT, Inc.
                                   (Depositor)

                      Countrywide Home Loans Servicing LLP
                                (Master Servicer)
-------------------------------------------------------------------------------

                                  Deutsche Bank
                            Sole and Lead Underwriter

                                    May 2005


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-------------------------------------------------------------------------------
Alternative Loan Trust 2005-20CB
Mortgage Pass-Through Certificates, Series 2005-20CB          Deutsche Bank
-------------------------------------------------------------------------------

The analysis in this report is based on information provided by Deutsche Mortgage Securities, Inc. (the "Seller"). Deutsche Bank Securities Inc. ("DBSI" or the "Underwriter") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement (collectively, the "Prospectus") for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous information delivered to you by DBSI and will be superseded by the applicable Prospectus and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion, or amendment from time to time without notice, and DBSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the Prospectus relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBSI in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

An investor or potential investor in the securities (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN DBSI). DBSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-------------------------------------------------------------------------------
Alternative Loan Trust 2005-20CB
Mortgage Pass-Through Certificates, Series 2005-20CB          Deutsche Bank
-------------------------------------------------------------------------------

                     PRELIMINARY TERM SHEET DATED: May 2005
                                   CWALT, INC.
                        Alternative Loan Trust 2005-20CB
                          $[620,000,000] (Approximate)
                              Subject to a variance
                 All Terms and Conditions are subject to change

-----------------------------------------------------------------------------------------------------------------------------------
                                                       Structure Overview(1)
-----------------------------------------------------------------------------------------------------------------------------------
Class     Approximate      Type                                    WAL (yrs)     Principal        Pass-Through     Expected Ratings
          Size ($)                                                 to Call       Window           Rate             (M/S)
II-A-1    [125,000,000]    Floating / Accretion Directed           [2.44]        [6/05 - 6/12]    Variable(2)      Aaa / AAA
II-A-2    (3)              Inverse Rate IO                         [2.44]        [6/05 - 6/12]    (4)              Aaa / AAA
II-A-3    [62,000,000]     NAS / Fixed                             [11.06]       [6/10 - 5/35]    5.50%            Aaa / AAA
II-A-4    [167,400,000]    Fixed                                   [3.52]        [6/05 - 5/12]    5.50%            Aaa / AAA
II-A-5    [63,169,000]     Sr. NAS / Fixed / Accretion Directed    [8.00]        [6/05 - 8/16]    5.50%            Aaa / AAA
II-A-6    [14,951,000]     Sr. NAS / Fixed / Accrual               [15.29]       [8/16 - 5/35]    5.50%            Aaa / AAA
II-A-7    [185,245,000]    Fixed                                   [2.56]        [6/05 - 5/13]    5.50%            Aaa / AAA
II-A-8    [2,235,000]      Fixed / Accrual                         [7.50]        [6/12 - 5/13]    5.50%            Aaa / AAA
-----------------------------------------------------------------------------------------------------------------------------------
Total     $[620,000,000]
-----------------------------------------------------------------------------------------------------------------------------------

(1) The Structure is preliminary and subject to change
(2) The Pass-Through Rate for the Class II-A-1 Certificates will be a floating rate based One-Month LIBOR plus [0.50]% subject to the Net Rate Cap (equal to the weighted average Net Rate of the Mortgage Loans). The Class II-A-1 Certificates will also be entitled to receive certain cap payments as described under the Cap Contract section below.
(3) Notional Amount equal to Class II-A-1 balance
(4) The Pass-Through Rate for the Class II-A-2 Certificates will be a rate equal to 5.50% minus the Pass-Through Rate for the Class II-A-1 Certificates.

-----------------------------------------------------------------------------------------------------------------------------------
                                                   Transaction Overview
-----------------------------------------------------------------------------------------------------------------------------------
Certificates:              o      The Class II-A-1, Class II-A-2, Class II-A-3, Class II-A-4, Class II-A-5, Class II-A-6, Class
                                  II-A-7 and Class II-A-8 Certificates (together, the "Group II Senior Certificates").  The trust will also  offer Class M Certificates (the "Mezzanine Certificates") and the Class B-1,
                                  Class B-2, Class B-3, Class B-4, and Class B-5 Certificates (together, the "Subordinate
                                  Certificates") Together, the Senior Certificates, Mezzanine Certificates, and Subordinate
                                  Certificates are referred to herein as the "Certificates."

Pricing Speed:             o      100% PPC (100% PPC is 6% CPR growing to 18% CPR over 12 months)

Depositor:                 o      CWALT, Inc.

Master Servicer:           o      Countrywide Home Loans Servicing, LP

Seller:                    o      Countrywide Home Loans, Inc.

Trustee:                   o      The Bank of New York

Cut-off Date:              o      May 1, 2005

Closing Date:              o      May 26, 2005

Investor Closing Date:     o      May 31, 2005

Legal Structure:           o      REMIC

Optional Call:             o      10% Cleanup Call

Distribution Dates:        o      25th of each month, or next business day, commencing June 27, 2005
-----------------------------------------------------------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-------------------------------------------------------------------------------
Alternative Loan Trust 2005-20CB
Mortgage Pass-Through Certificates, Series 2005-20CB          Deutsche Bank
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                  Transaction Overview (Cont.)
-----------------------------------------------------------------------------------------------------------------------------------

Collateral:                 o      As of the Cut-off Date, the aggregate principal balance of the Group II Mortgage Loans is expected to be $[650,000,000], subject to a 5% variance.  The Mortgage Loans will consist of
                                   30 year fixed rate loans.

ERISA:                      o      The Certificates (other than the Class B-3, Class B-4, and Class B-5 Certificates) are
                                   expected to be ERISA eligible. Prospective investors should review with legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the code or other similar laws.

Cap Contract:               o      The Class II-A-1 Certificates will have the benefit of an interest rate cap contract.  With respect to each Distribution Date beginning in with July 2005 Distribution Date to and including the June 2012 Distribution Date, the amount payable by the cap counterparty will equal the product of (i) the excess (if any) (x) the lesser of (A) One-Month LIBOR (as determined by the Cap Contract Counterparty) and (B) [9.00]% over (y) [5.00]%, (ii) the lesser of (x) the Class II-A-1 Cap Contract Notional Balance for such Distribution Date, and
                                   (y) the Class Certificate Balance of the Class II-A-1 Certificates immediately prior to that
                                   Distribution Date, and (iii) (x) the number of days in the related interest accrual period
                                   (calculated on the basis of a 360-day year consisting of twelve 30-day months) divided by
                                   (y) 360.

Advances:                   o      The Master Servicer will make cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent the Master Servicer believes that the cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the certificates and are not intended to guarantee or insure against losses.

Compensating Interest:      o      On each Distribution Date, the Master Servicer is required to cover certain interest shortfalls as a result of certain prepayments as more fully described in the prospectus supplement.
-----------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-------------------------------------------------------------------------------
Alternative Loan Trust 2005-20CB
Mortgage Pass-Through Certificates, Series 2005-20CB          Deutsche Bank
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                  Transaction Overview (Cont.)
-----------------------------------------------------------------------------------------------------------------------------------

Cashflow Description:        o     Distributions on the Certificates will be made on the 25th day of each month (or next business day). The payments to the Certificates, to the extent of the available funds, will be made according to the following priority:

                                   1.    Payments of the Accrual Amount for the Class II-A-6 Certificates to the Class II-A-5
                                         Certificates until reduced to zero.
                                   2.    Payments of the Accrual Amount for the Class II-A-8 Certificates to the Class II-A-1
                                         as described below, until reduced to zero.
                                   3.    Payments of interest, pro rata, to the Senior Certificates then entitled to receive interest payments.
                                   4.    Payments of principal to the Class II-A-3 Certificates up to the Class II-A-3 Priority
                                         Amount, until reduced to zero.
                                   5.    Payments of principal to the Class II-A-4 Certificates up to an amount equal to
                                         $2,000,000.00 per each Distribution Date.
                                   6.    Payments of principal sequentially to the Class II-A-5 Certificates and then to the
                                         Class IIA-6 Certificates up to the Class II-A-5/II-A-6 Priority Amount.
                                   7.    Payments of principal concurrently as follows: 40.7178059396% sequentially to the
                                         Class II-A-1 Certificates until reduced to zero and then to the Class II-A-8 Certificates until reduced to zero; 59.2821940604% to the Class II-A-7 Certificates until reduced to zero.
                                   8.    Payments of principal sequentially to the Class II-A-5 Certificates until reduced to zero and then to the Class II-A-6 Certificates until reduced to zero, without regard to the
                                         Class II-A-5/II-A-6 Priority Amount.
                                   9.    Payments of principal to the Class II-A-3 Certificates until reduced to zero without regard to the Class II-A-3 Priority Amount.
                                   10.   Payments of interest and principal to the Mezzanine Certificates and then to the
                                         Class B-1 and Class B-2 Certificates in the order of their numerical Class designations.
                                   11.   Payments of interest and principal sequentially to the Class B-3, Class B-4 and
                                         Class B-5 Certificates in the order of their numerical Class designations.

Class II-A-3 Priority              The Class II-A-3 Priority Amount will equal the product of (i) the total scheduled and
Amount:                            unscheduled principal distribution amount for the Group II Mortgage Loans, (ii) the Class II-A-3
                                   Priority Percentage and (iii) the Shift Percentage. The "Class II-A-3 Priority Percentage"
                                   is the percentage equivalent of a fraction, the numerator of which is the Principal Balance of the Class II-A-3 Certificates and the denominator of which is the principal balance of the
                                   Group II Mortgage Loans.

Class II-A-5/II-A-6                The Class II-A-5/II-A-6 Priority Amount will equal the product of (i) the principal distribution
Priority Amount:                   amount for the Group II Senior Certificates remaining after distribution of the Class II-A-3
                                   Priority Amount, (ii) the Class II-A-5/II-A-6 Priority Percentage and (iii) the Shift
                                   Percentage. The "Class II-A-5/II-A-6 Priority Percentage" is the percentage equivalent of a fraction, the numerator of which is the Principal Balance of the Class II-A-5 and
                                   Class II-A-6 Certificates and the denominator of which is the aggregate Certificate
                                   Principal Balance of the Class II-A-5, Class II-A-6 Certificates, Class II-A-1
                                   Certificates, Class II-A-7 Certificates and Class II-A-8 Certificates.

Shift Percentage:                  The Shift Percentage is equal to 0% for the first 5 years, 30% for the first year thereafter,
                                   40% in the second year thereafter, 60% in the fourth year thereafter, 80% in the fifth year thereafter, and 100% for any year thereafter.
-----------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-------------------------------------------------------------------------------
Alternative Loan Trust 2005-20CB
Mortgage Pass-Through Certificates, Series 2005-20CB          Deutsche Bank
-------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                  Transaction Overview (Cont.)
-----------------------------------------------------------------------------------------------------------------------------------

Shifting Interest:           o     The Senior Certificates will be entitled to receive 100% of the prepayments on the Group II
                                   Mortgage Loans on any Distribution Date during the first five years beginning on the first
                                   Distribution Date. Thereafter, the Senior Prepayment Percentage can be reduced to the related
                                   Senior Percentage plus 70%, 60%, 40%, 20% and 0% of the related Subordinate Percentage over the next five years provided that (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the preceding 6 month period, as a percentage of Current Principal
                                   Amount of the related Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses do not exceed 30%, 35%, 40%, 45% or 50% for each test date.

Allocation of Losses:        o     Realized Losses on the Group II Mortgage Loans will be allocated to the most junior class of
                                   Certificates outstanding beginning with the Class B-5 Certificates, until the Certificate
                                   Principal Balance of the Subordinate and Mezzanine Certificates has been reduced to zero.
                                   Thereafter, Realized Losses on the Mortgage Loans will be allocated pro rata to the Senior
                                   Certificates.

                             o     Excess losses on the Mortgage Loans (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated, pro rata, to the
                                   Certificates.
-----------------------------------------------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-------------------------------------------------------------------------------
Alternative Loan Trust 2005-20CB
Mortgage Pass-Through Certificates, Series 2005-20CB          Deutsche Bank
-------------------------------------------------------------------------------


                                                Preliminary Class II-A-1 Cap Schedule*
------------------------------------------------------------------ | --------------------------------------------------------------
Period   Date        Class II-A-1 Notional  Cap Strike Cap Ceiling | Period  Date      Class II-A-1 Notional Cap Strike Cap Ceiling
                         Amount ($)            (%)         (%)     |                       Amount ($)            (%)         (%)
------------------------------------------------------------------ | --------------------------------------------------------------
2        7/25/2005      124,201,899.86         5.00        9.00    |  51     8/25/2009     18,807,350.48        5.00       9.00
3        8/25/2005      123,158,715.17         5.00        9.00    |  52     9/25/2009     17,552,944.59        5.00       9.00
4        9/25/2005      121,872,827.64         5.00        9.00    |  53     10/25/2009    16,334,254.08        5.00       9.00
5        10/25/2005     120,347,316.59         5.00        9.00    |  54     11/25/2009    15,150,673.59        5.00       9.00
6        11/25/2005     118,585,957.86         5.00        9.00    |  55     12/25/2009    14,001,607.91        5.00       9.00
7        12/25/2005     116,593,219.56         5.00        9.00    |  56     1/25/2010     12,886,471.81        5.00       9.00
8        1/25/2006      114,374,254.48         5.00        9.00    |  57     2/25/2010     11,804,689.88        5.00       9.00
9        2/25/2006      111,934,889.32         5.00        9.00    |  58     3/25/2010     10,755,696.39        5.00       9.00
10       3/25/2006      109,281,610.44         5.00        9.00    |  59     4/25/2010     9,738,935.09         5.00       9.00
11       4/25/2006      106,421,546.51         5.00        9.00    |  60     5/25/2010     8,753,859.09         5.00       9.00
12       5/25/2006      103,362,447.64         5.00        9.00    |  61     6/25/2010     7,799,930.65         5.00       9.00
13       6/25/2006      100,112,661.49         5.00        9.00    |  62     7/25/2010     7,225,727.86         5.00       9.00
14       7/25/2006      96,932,291.82          5.00        9.00    |  63     8/25/2010     6,675,922.15         5.00       9.00
15       8/25/2006      93,820,169.19          5.00        9.00    |  64     9/25/2010     6,149,943.18         5.00       9.00
16       9/25/2006      90,775,143.71          5.00        9.00    |  65     10/25/2010    5,647,231.49         5.00       9.00
17       10/25/2006     87,796,084.70          5.00        9.00    |  66     11/25/2010    5,167,238.63         5.00       9.00
18       11/25/2006     84,881,880.37          5.00        9.00    |  67     12/25/2010    4,709,427.26         5.00       9.00
19       12/25/2006     82,031,437.53          5.00        9.00    |  68     1/25/2011     4,273,271.31         5.00       9.00
20       1/25/2007      79,243,681.22          5.00        9.00    |  69     2/25/2011     3,858,256.09         5.00       9.00
21       2/25/2007      76,517,554.48          5.00        9.00    |  70     3/25/2011     3,463,878.41         5.00       9.00
22       3/25/2007      73,852,018.02          5.00        9.00    |  71     4/25/2011     3,089,646.70         5.00       9.00
23       4/25/2007      71,246,049.91          5.00        9.00    |  72     5/25/2011     2,735,081.14         5.00       9.00
24       5/25/2007      68,698,645.32          5.00        9.00    |  73     6/25/2011     2,399,713.76         5.00       9.00
25       6/25/2007      66,208,816.22          5.00        9.00    |  74     7/25/2011     2,156,071.91         5.00       9.00
26       7/25/2007      63,775,591.08          5.00        9.00    |  75     8/25/2011     1,928,110.38         5.00       9.00
27       8/25/2007      61,398,014.66          5.00        9.00    |  76     9/25/2011     1,715,439.93         5.00       9.00
28       9/25/2007      59,075,147.68          5.00        9.00    |  77     10/25/2011    1,517,684.34         5.00       9.00
29       10/25/2007     56,806,066.56          5.00        9.00    |  78     11/25/2011    1,334,480.30         5.00       9.00
30       11/25/2007     54,589,863.19          5.00        9.00    |  79     12/25/2011    1,165,477.35         5.00       9.00
31       12/25/2007     52,425,644.66          5.00        9.00    |  80     1/25/2012     1,010,337.73         5.00       9.00
32       1/25/2008      50,312,532.98          5.00        9.00    |  81     2/25/2012     868,736.25           5.00       9.00
33       2/25/2008      48,249,664.87          5.00        9.00    |  82     3/25/2012     740,360.13           5.00       9.00
34       3/25/2008      46,236,191.50          5.00        9.00    |  83     4/25/2012     624,908.78           5.00       9.00
35       4/25/2008      44,271,278.25          5.00        9.00    |  84     5/25/2012     522,093.61           5.00       9.00
36       5/25/2008      42,354,104.48          5.00        9.00    |  85     6/25/2012     273,856.14           5.00       9.00
37       6/25/2008      40,483,863.26          5.00        9.00    |
38       7/25/2008      38,659,761.21          5.00        9.00    |
39       8/25/2008      36,881,018.21          5.00        9.00    |
40       9/25/2008      35,146,867.23          5.00        9.00    |
41       10/25/2008     33,456,554.08          5.00        9.00    |
42       11/25/2008     31,809,337.20          5.00        9.00    |
43       12/25/2008     30,204,487.45          5.00        9.00    |
44       1/25/2009      28,641,287.93          5.00        9.00    |
45       2/25/2009      27,119,033.74          5.00        9.00    |
46       3/25/2009      25,637,031.79          5.00        9.00    |
47       4/25/2009      24,194,600.63          5.00        9.00    |
48       5/25/2009      22,791,070.22          5.00        9.00    |
49       6/25/2009      21,425,781.75          5.00        9.00    |
50       7/25/2009      20,098,087.46          5.00        9.00    |
------------------------------------------------------------------ | --------------------------------------------------------------


* Preliminary Cap Schedule is based on Preliminary Collateral and WAC amounts at the pricing speed. The Final Cap Schedule will be based on the final Collateral and WAC amounts at the pricing speed. The Preliminary Cap Schedule is indicative and subject to change.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-------------------------------------------------------------------------------
Alternative Loan Trust 2005-20CB
Mortgage Pass-Through Certificates, Series 2005-20CB          Deutsche Bank
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                         DESCRIPTION OF THE COLLATERAL*
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                     SUMMARY OF THE GROUP II MORTGAGE LOANS
-------------------------------------------------------------------------------

Aggregate Principle Balance          $650,000,000                 +/- 5%

Gross WAC                            6.10%                        +/- 10 bps
WAM                                  360 months                   +/- 2 months

WA LTV                               70.0%                        +/- 5%
Average Loan Balance                 $180,000                     +/- 10,000

Percent Conforming Balance           100%

Single Family                        89%                          +/- 10%
Non-Owner Occupied                   10%                          +/- 10%

Average FICO                         714                          +/- 10

State Concentration                  28% California               +/- 10%
-------------------------------------------------------------------------------

* As stipulated by Countrywide


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

-------------------------------------------------------------------------------
Alternative Loan Trust 2005-20CB
Mortgage Pass-Through Certificates, Series 2005-20CB          Deutsche Bank
-------------------------------------------------------------------------------

                     FOR ADDITIONAL INFORMATION PLEASE CALL:
                     ---------------------------------------

              ------------------------------------------------------
                            Deutsche Bank Securities
              ------------------------------------------------------
                MBS Trading
                -----------
                Anilesh Ahuja                        212-250-2669
                Marina Tukhin                        212-250-2669
                Jason Kim                            212-250-2669
                Mark Ginsberg                        212-250-2669

                MBS Banking
                -----------
                Susan Valenti                        212-250-3455
                Daniel Murray                        212-250-0864
              ------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.


                                                                              9